This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.
Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the
 Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.
Forward Looking Statements

Transaction Overview: Summary of Indicative Terms
Issuer:	Interface, Inc (the “Issuer”)
Issue:	$275,000,000 of Senior Unsecured Notes
Guarantors:	All existing and future material U.S. subsidiaries of the Issuer
Maturity:	8 years (2018)
Optional Redemption:	Non Call 4; Except that for the first 4 years, up to 10% of the Notes may be redeemed during each 12-month period at 103% of par plus accrued interest
Ranking:	Pari passu with all current and future senior unsecured obligations of Interface, and senior to any subordinated obligations
Security:	None
Equity Clawback:	For the first three years, up to 35% of the Notes may be redeemed with the proceeds of an equity issuance at par plus the coupon
Change of Control:	101% of par plus accrued interest
Covenants:	Similar to existing 11.375% Notes
Distribution:	144A with Reg Rights

Daniel Hendrix
▪ President and Chief Executive Officer
Patrick Lynch
▪ Senior Vice President and Chief Financial Officer
Presenters

Transaction Overview: Sources and Uses
(1) Assumes 100% Early Tender for Senior Secured Notes at 123
(2) Assumes 100% Early Tender for Senior Subordinated Notes at 103
▪ Interface intends to issue $275 million principal amount of Senior Notes
▪ The proceeds from the Notes offering, along with existing cash, will be used to refinance the Company’s existing
 Senior Secured Notes due 2013 and Senior Subordinated Notes due 2014
▪ The transaction will extend the Company’s maturity profile, preserve capital structure flexibility, and provide a source of capital while reducing overall cost of capital
New Senior Notes
275.0
Tender of Senior Secured Notes
184.5
Cash
28.3
Tender of Subordinated Notes
113.3
Fees and Expenses
Total Sources
$303.3
Total Uses
$303.3
Sources & Uses
($ in millions)
New Senior Notes
275.0
Tender of Senior Secured Notes
184.5
Cash
28.3
(2)
113.3
Fees and Expenses
Total Sources
$303.3
Total Uses
$303.3

Transaction Overview: Pro Forma Capitalization
(1) Assumes a last twelve month September 30, 2010 Adjusted EBITDA of $112.1 million (see the Appendix for a reconciliation of Adjusted EBITDA to Operating Income.)
Capitalization
As of
As Adjusted
Maturity
10/3/10
EBITDAx
(1)
Adjustments
10/3/10
EBITDAx
(1)
Cash
$80.9
($28.3)
$52.6
ABL Revolver ($100.0)
Dec-2012
0.0
European Revolver (€20.0)
0.0
Senior Secured Notes
Nov-2013
150.0
(150.0)

Total Secured Debt
$150.0
1.3x
$0.0
0.0x
New Senior Notes
Feb-2014
0.0
275.0
Senior Subordinated Notes
110.0
(110.0)
2.5x
Total Debt
2.3x
$275.0
2.5x
Market Value of Equity
998.3
998.3
Total Capitalization
$1,258.3
$1,273.3
Credit Statistics:
Total Secured Debt/EBITDA
1.3x
0.0x
Total Debt/EBITDA
2.3x
2.5x
$260.0

▪ Interface’s global sales and marketing capabilities have created significant growth in emerging markets which will experience growth faster than developed countries.
▪ Interface is creating a consumer brand (FLOR) as modular carpet is moving from a concept to awareness for the home.
▪ Interface is leading the secular shift to modular carpet as it moves from a niche to a category with the leading global market share.
▪ Interface is the largest global manufacturer of modular carpet with a presence on four continents (United States, England, Holland, Ireland, Thailand, China, Australia).
▪ Interface has established diversified end markets including emerging markets, non-
 office commercial markets, and consumer representing nearly 55% of the overall business.
▪ Interface is the recognized thought leader in sustainability - the marketplace is rewarding our leading position.
Investment Highlights

Interface Brands - Most Recognized in the Industry

Assessing Global Growth Momentum
(Figures based on industrial production, real retail sales, merchandise exports, and purchasing managers index (PMI). Some of the ratings—particularly for recent months—are based on both actual data as well as projections of the underlying variables)
Market Outlook: Global Growth Momentum

Architecture Billings Index (U.S.)
(Index: 50 = no change from previous month)
▪ The Architecture Billings Index indicated growth in
 design activity for the first time since January 2008,
 coming in at 50.4 in September 2010.
▪ There has been a strong upturn in the design activity
 in the commercial and industrial sectors and the AIA
 new projects inquiry index also rose sharply in
 September, reaching its highest mark since July
 2007.
▪ While commercial repair & maintenance construction
 saw a significant correction in Q2 2010, new
 commercial construction output in the UK
 rebounded, resulting in a 9% increase in total
 commercial construction* compared to the first
 quarter.
▪ July and August results indicate that both segments
 will see strong quarter- over-quarter improvements in
 Q3 2010.
UK Commercial Construction Output*
Positive
(₤ in billions)
New Work
Repair & Maintenance
Source: Office for National Statistics
* Commercial Construction equals Total Construction less Housing and Infrastructure
Market Outlook: Global Leading Indicators

(year-over-year change in trailing-twelve-month orders)
Interface U.S. Orders Received vs. BIFMA Orders
Interface
rebounding
faster than
industry
Market Outlook: Interface Continues to Outperform the Office Furniture
Industry

Leadership Position in Sustainability
Global Marketing Capabilities
Global Make-to-Order Manufacturing and Local Distribution
Rapid Innovation and Designs
Customer Intimacy
Invest in the Growth
of Emerging Markets
Grow a
Consumer Brand
Diversify
End Use
Markets
Maintain Leading
Share in the
Office Market
 ▪ Establish our position as
 the leader in modular
 carpet for the home
 ▪ Drive sales through direct
 channels
 ▪ Drive growth of carpet tile
 market in China with local
 manufacturing presence
 ▪ Invest in growth in Latin
 America, Eastern Europe,
 Middle East, Africa and
 Indo-China
 ▪ Gain share in commercial
 non-office segments
 ▪ Establish “main street”
 commercial presence in
 the U.S. and Australia
 ▪ Pursue the airline
 transportation segment in
 the U.S.
 ▪ Capture opportunity as
 the office market
 rebounds
 ▪ Gain share in European
 carpet tile market
Lead the Secular Shift of Modular Carpet
Reduce the Cyclical Nature of our Business
Interface Strategy: Be the Global Category Leader for Modular Carpet

1. Creative DESIGN freedom
2. NO glue, NO pad
3. LOWER COST to change
4. Produces LESS WASTE
5. FASTER and more PROFITABLE
 INSTALLATION for contractors
6. Easier to RECONFIGURE and
 MAINTAIN
7. Easily RECYCLED and
 REPURPOSED
2010 Floor Focus U.S. Top 250 Design Survey: Hot Products
Benefits of Modular
Secular Shift
Source: 2010 Floor Focus Top 250 Design Survey (U.S. Market)
Modular Carpet is Moving from a Niche to a Category for
Commercial Flooring

EASY
REPAIRS

Long-Term Strategy Has Been to Focus on Organic Growth of
Modular Carpet
Sales by Business Type
Divested
Raised Access
Flooring
Divested
European
Fabrics
Divested
N. American
Fabrics
Divested
European
Broadloom
Divested
Installation &
Maintenance
Divested
Vinyl
Matting
Divested $500M in Revenue Base and
Replaced with Organic Modular Sales
40%
93%
Secular Shift

Functionality and Design Create a Secular Shift in Modular
Carpet From a Niche to a Category
Pioneering Stage
Functionality Stage
Secular Shift
2009 Total U.S. Specified
Commercial Carpet Market = $2.3B
Liberation of Design
2020P Total U.S. Specified
Commercial Carpet Market = $4.3B
3% CAGR
(stable growth)
2009
34% Penetration
2020P
65% Penetration
($ in millions)
What if modular
carpet reached
65% market share
of the commercial
market by 2020?
2004
26% Penetration
($ in millions)
Source: Invista, Floor Focus, Carpet and Rug Institute, Catalina Research Inc., U.S. Flooring Forecast and management estimates
2012P Total U.S. Specified
Commercial Carpet Market = $3.5B
10% CAGR
(market
recovery)
Carpet Tile Share of U.S. Commercial Carpet Market
Secular Shift

Carpet Tile Penetration of European Contract Soft Flooring Market
European Market Opportunity
(millions of square meters)
(Billions of square meters)
Significant
Opportunity
65%
Target
Penetration
8%
44%
24%
42%
24%
30%
23%
Carpet Tile
Broadloom and Other Soft Flooring
Source: BMW Associates and management estimates
23%
Total
Europe
Secular Shift

Carpet Tile Penetration of the Asia-Pacific Contract Soft Flooring Market
Asia-Pacific Market Opportunity
(millions of square meters)
28%
($ in millions)
25%
Carpet Tile
Broadloom and Other Soft Flooring
Source: BMW Associates and management estimates
65%
Target
Penetration
Significant
Opportunity
Secular Shift

Americas
Europe & MEAI
Australia/NZ
Source: BMW Associates and management estimates
▪ Interface has significant market presence
 in key major markets
▪ Interface has manufacturing, sales &
 marketing support on four continents
Secular Shift

Segmented Market Approach
Diversified End Use Markets
Growth
Platforms

Diversify End Use Markets
Growth
Platforms
Mature Office Market
Non-Office Commercial Segments
Emerging Markets
Consumer
2003
2009
TARGET

Interface Percentage Renovation vs. New Construction*
▪ Commercial renovation typically follows a 7-9 year cycle
▪ There is currently a lot of pent-up demand in commercial renovation, particularly in office space
New Construction
Renovation
Growth
Platforms
Source: Management estimates
Majority of Interface’s Business is Driven by Renovation
and Refurbishment vs. New Construction

Capture the Rebound in the Corporate Office Segment
Growth
Platforms
Modular Mature Corporate Office Sales
Excludes Latin America, Eastern Europe, Russia, Middle East, Africa, India and NE Asia
U.S. Office Construction Starts
▪ The timing of the recovery in the U.S. Nonresidential
 Construction market has been pushed back a few
 quarters - construction starts have stabilized at a low
 level, but not yet reached the point of expansion.
▪ McGraw Hill forecasts for U.S. Office Construction
 were also revised downward in Q3 2010 with 2010
 office construction starts expected to have another
 year of double digit declines, falling 23% in 2010
 versus 2009.
($ in Billions)
Source: McGraw-Hill
23%
28%
18%
5%
11%
Continues to
improve
Revised
down In Q3

Strong Growth from Non-Corporate Segments
Modular Non-Office Commercial Sales
Non-Office Commercial Sales by Segment
Growth
Platforms
(FYE 2009)
15%
14%
4%
10%
8%
Continues to
improve

New Segment Opportunities - Main Street Commercial
Main Street Commercial Market
U.S. Commercial Carpet Market
($ in billions)
Main Street Commercial
Contract Commercial
$3.0B
Growth
Platforms
▪ Access to secondary Contract and Main
 Street commercial markets in smaller rural
 and suburban areas
▪ Broadened reach in primary markets
 beyond specified market
▪ $50-$100M Interface opportunity
Opportunity
Bravo Network
▪ InterfaceFLOR has an arrangement with the
 Bravo Network to distribute an exclusive
 collection of InterfaceFLOR carpet tile
▪ Bravo is a nationwide distribution logistics
 entity composed of 13 independent flooring
 distributors providing coast-to-coast sales
 and service
▪ Already received two re-stocking orders from
 Bravo after launching this program in late
 May

New Segment Opportunities - Airline Transportation
▪ Single tile replace-ability
▪ Longer life construction
▪ Highest standards of Smoke Toxicity with Nylon
▪ Lighter weight than current carpet options
▪ Quick replacement - no “out of service” time
 required
▪ Recycled after use by manufacturer
Benefits of Modular for Transportation
Southwest Airlines Green Plane
▪ Pilot project serving as a test for new
 environmentally responsible materials
▪ InterfaceFLOR, in collaboration with Boeing,
 designed a carpet tile to meet Federal Aviation
 requirements and Southwest’s environmental
 expectations
▪ First ever modular carpet product used for the
 airline industry
Growth
Platforms
~$400M
Airline
Opportunity

New Segment Opportunities - Maritime Transport
▪ Fusion bonded printed carpet tile for the
 Cruise and Shipping industry
▪ 80% Wool 20% Nylon Pile
▪ IMO (International Maritime Organization)
 certified
▪ First ever ‘free lay’ carpet tile to meet the
 flammability standard
▪ 245 Cruise ships currently in service globally
▪ Annual refurbishment estimated at
 5,500,000 m2
Cruise and Shipping Industry Products
Growth
Platforms
~$150M
Cruise Ship
Opportunity

Invest in Emerging Markets
Growth
Platforms
Interface Target Emerging Markets
▪ Central America
▪ South America
▪ Eastern Europe
▪ Russia
▪ Middle East
▪ Africa
▪ India
▪ China
▪ Vietnam
▪ Cambodia
▪ Indonesia
▪ Philippines
Emerging Market Sales
38%
10%
31%
31%
16%
Continues to
improve

Invest in Emerging Markets: Establishing Local Manufacturing
in High Growth China Market
Growth
Platforms
InterfaceFLOR Taicang Facility
▪ Applied for LEED Gold certification for Office and
 Customer spaces
▪ Full manufacturing operations are scheduled to go
 live in fourth quarter 2010.
▪ Greater access to Local customers -
 reduced exposure to Multi-National
 Corporations
▪ Improved service speed
▪ “Made in China”
▪ Leading with our strengths
 - Design Flexibility & Responsiveness
 - Local Sustainability Position
▪ Non-office segment opportunities in
 Institutional and Hospitality
▪ Future opportunity to capitalize on
 urbanization of population
Benefits of China Manufacturing Plant

InterfaceFLOR China Facility
Growth
Platforms
Showroom
Canteen and Showroom Exterior Overlooking Factory Floor

Our China Business Has Reduced Its Exposure to Multi-
National Corporations as a Result of the Downturn
Growth
Platforms
China Sales: Multi-National vs. Local Business

FLOR is…
▪  A new way to think about floor covering
▪  A new kind of customer experience
▪  A new way to design for your life
▪  A new standard in environmentally
 responsible residential design
Grow a Consumer Brand: Modular Goes in the Home
Growth
Platforms

2010 catalog, online and in-store experiences bring the proposition to life for consumers
Grow a Consumer Brand: FLOR Connects Directly with
Consumers
Growth
Platforms

FLOR Sales by Channel
Grow a Consumer Brand: FLOR is Creating a Category:
“Modular Carpet for the Home”
% Direct Sales
 Percent of Total
75%
77%
88%
90% of FLOR
sales are
generated Online
and via Catalog
90%
Growth
Platforms

Grow a Consumer Brand: FLOR Store Opened
▪ First store opened in Chicago in June 2009
▪ Second store opened in Santa Monica in October 2010
▪ Opportunity to interact with the customer about the modular concept, design and sustainability
▪ 8x10 grid allowing visitors to bring design ideas to life
▪ Exploring opportunities for future stores
FLOR Store Highlights
Growth
Platforms
Chicago
store
Santa Monica
store

Global Manufacturing Capabilities and Local Distribution
Value Drivers
City of
California
Holland
Yorkshire
, England
Picton,
Australia
Current Manufacturing Facility
Americas
 Sales 58%
 Production 51%
 Employees 54%

Note: Figures represent FYE 2009
Shanghai, China
Future Manufacturing Facility
Uruguay
(commissioned
)
India
LaGrange,
Georgia
Europe & MEAI
 Sales 30%
 Production 34%
 Employees 27%

Asia-Pacific
 Sales 12%
 Production 15%
 Employees 19%

1. Increases speed to market
2. Promotes innovation
3. Offers unique custom product
 capabilities
4. Supports a constant flow of new products
5. Offers sales force the opportunity to visit
 the customer with new products
6. Decreases lead time to customers
7. Increases inventory turns
The Made-to-Order Advantage
Interface Modular Percentage Make-to-Order
Interface is the ONLY company with a “make-to-order” approach to the market
75% TARGET Level
Note: Figures represent FYE 2009
Value Drivers
Strong Competitive Advantage Through Make-to-Order
Philosophy

Corporate Office
Value Drivers

Retail
Value Drivers

Colleges & Universities
Value Drivers

K-12 Education
Value Drivers

Healthcare
Value Drivers

Government & Public Spaces
Value Drivers

Hospitality
Value Drivers

Interface is a Recognized Leader in Sustainability
GlobeScan Corporate Sustainability Leaders 2009
Floor Focus Green Leaders 2010
Unprompted, Combined Mentions 2009
Value Drivers
Source: 2010 Floor Focus Top 250 Design Survey (U.S. Market)
Source: The Sustainability Survey from GlobeScan
▪ i2 Design Platform - biomimicry inspired
 random carpet tile patent
▪ TacTiles - no glue installation
▪ Cool Blue - 100% recycled backing process
▪ Cool Carpet - climate neutral product
▪ ReEntry 2.0 - carpet reclamation and
 recycling program
▪ Convert - post-consumer recycled content
 product platform
▪ Southwest Green Plane - pilot project
 testing new environmentally responsible
 materials for airplanes
Sustainability-Focused Innovation

Green Building Trends
Value Drivers
Firm Involvement in Green Building
(% of firms)
Top 5 Sectors for Green Building Growth (Globally)
▪ Refurbishment/Retrofit
 - Shift away from new construction to energy
 efficient refurbishment
▪ Green New Construction
 - Highest level of activity currently in North
 America and Europe
 - Asia is fastest growing green construction
 market
 - South America and MEA lagging in green
 building
▪ Green Building Standards
 - Moving beyond LEED - focus on High
 Performance Buildings
 - Ecological performance standards -Natural
 systems determining development and building
 standards
Green Building Trends
Source: McGraw Hill Construction
Source: McGraw Hill Construction

ReEntry and Recycled Content
Value Drivers
▪ Reclaiming both Interface and competitor carpet tile
 and broadloom, sorting & separating
▪ Access to recycled N6 and N6,6 face fiber, boosting
 post consumer recycled content in our products
▪ Diverted 200 million pounds of materials from
 landfills from 1995-2009
200m pounds of
carpet diverted
Recycled Content
▪ Increasing use of recycled and biobased raw
 materials
▪ 36% of total raw materials used are recycled or
 biobased content
▪ Includes yarn, substrate and carpet backing as well
 as shipping and packaging supplies
ReEntry Program - Cumulative Carpet Diverted from Landfill
(millions of lbs)
Recycled and Biobased Raw Materials Used at Carpet
Manufacturing Facilities (percent of total raw materials used)
36%
Recycled and
Biobased
Raw
Materials

EcoMetrics Results
Value Drivers
Waste Sent to Landfills from Carpet Manufacturing Facilities
(millions of lbs)
Net Greenhouse Gas Emissions
(metric tons of CO2)
Actual emissions
down 44%
from baseline
Energy from Renewable Resources at Carpet Manufacturing
Facilities (percent of total energy use)
28% Green electricity
2% Landfill gas
Total Energy Use at Carpet Manufacturing Facilities
(Btus per square yard)

Interface, Inc. Financials

Consolidated Financial Results
Net Sales and Adjusted EBITDA
(Continuing Operations)*
* See the Appendix for a reconciliation of Adjusted EBITDA
($ in millions)

Quarterly Results
Q3 Comparison
($ in millions)

Interface Financial Results from Continuing Operations
Net Sales
Gross Profit
($ in millions)

Interface Financial Results from Continuing Operations
SG&A Expense
Adjusted Operating Income*
($ in millions)
($ in millions)
(1) Reported Operating Income of $57.1M in 2009 excludes Income from Litigation Settlements of $5.9M
* See the Appendix for a reconciliation of Adjusted Operating Income
Reported Operating Income
Restructuring Charges
Loss on Disposal ($1.9m)
Operating Income % of Net Sales
Goodwill Impairment
(1)
$40.6
$41.7
$57.1
$83.4

Interface Financial Results from Continuing Operations
Adjusted Diluted Earnings Per Share (Continuing Operations)*
* See the Appendix for a reconciliation of Adjusted Diluted Earnings Per Share from Continuing Operations

Key Leverage Statistics
Ending Cash Balance
Net Debt*
* See the Appendix for a reconciliation of Net Debt and Adjusted EBITDA

Appendix: Reconciliation of Non-GAAP Financial Measures